Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended March 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(33,561,876)
Realized Trading Gain (Loss) on Short-Term Investments	3,645
Unrealized Gain (Loss) on Market Value of Futures	5,889,605
Interest Income	29,378
ETF Transaction Fees	1,400
Total Income (Loss)	$(27,637,848)

Expenses
Management Fees	$429,350
Professional Fees	102,446
Brokerage Commissions	86,707
Prepaid Insurance Expense	5,876
Non-interested Directors' Fees and Expenses	3,993
Total Expenses	$628,372
Net Income (Loss)	$(28,266,220)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/15	$703,084,773
Additions (150,000 Shares)	6,925,619
Withdrawals (3,650,000 Shares)	(164,973,978)
Net Income (Loss)	(28,266,220)

Net Asset Value End of Month	$516,770,194
Net Asset Value Per Share (11,500,000 Shares)	$44.94

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended March 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(1)
Unrealized Gain (Loss) on Market Value of Futures	32,738
Interest Income	99
Total Income (Loss)	$32,836

Expenses
Professional Fees	$3,926
Management Fees	1,007
Prepaid Insurance Expense	22
Non-interested Directors' Fees and Expenses	11
Total Expenses	4,966
Expense Waiver	(3,728)
Net Expenses	$1,238
Net Income (Loss)	$31,598

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/15	$1,821,903
Net Income (Loss)	31,598

Net Asset Value End of Month	$1,853,501
Net Asset Value Per Share (100,000 Shares)	$18.54

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended March 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(97,785)
Realized Trading Gain (Loss) on Foreign Currency Transactions	24
Unrealized Gain (Loss) on Market Value of Futures	22,609
Unrealized Gain (Loss) on Foreign Currency Translations	(40)
Interest Income	114
Total Income (Loss)	$(75,078)

Expenses
Professional Fees	$3,519
Management Fees	1,169
Brokerage Commissions	481
Prepaid Insurance Expense	18
Non-interested Directors' Fees and Expenses	13
Total Expenses	5,200
Expense Waiver	(3,745)
Net Expenses	$1,455
Net Income (Loss)	$(76,533)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/15	$2,164,303
Net Income (Loss)	(76,533)

Net Asset Value End of Month	$2,087,770
Net Asset Value Per Share (100,000 Shares)	$20.88

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
United States Metals Index Fund
Monthly Account Statement
For the Month Ended March 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(77,762)
Realized Trading Gain (Loss) on Short-Term Investments	65
Unrealized Gain (Loss) on Market Value of Futures	31,587
Interest Income	33
Total Income (Loss)	$(46,077)

Expenses
Professional Fees	$2,692
Management Fees	425
Brokerage Commissions	51
Non-interested Directors' Fees and Expenses	5
Prepaid Insurance Expense	3
Total Expenses	3,176
Expense Waiver	(2,652)
Net Expenses	$524
Net Income (Loss)	$(46,601)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/15	$982,733
Withdrawals (50,000 Shares)	(936,132)
Net Income (Loss)	(46,601)

Net Asset Value End of Month*	$0

* United States Metals Index Fund ceased trading on the NYSE Arca exchange and the Fund liquidated on March 24, 2015.

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended March 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(33,737,424)
Realized Trading Gain (Loss) on Short-Term Investments	3,710
Realized Trading Gain (Loss) on Foreign Currency Transactions	24
Unrealized Gain (Loss) on Market Value of Futures	5,976,539
Unrealized Gain (Loss) on Foreign Currency Translations	(40)
Interest Income	29,624
ETF Transaction Fees	1,400
Total Income (Loss)	$(27,726,167)

Expenses
Management Fees	$431,951
Professional Fees	112,583
Brokerage Commissions	87,239
Prepaid Insurance Expense	5,919
Non-interested Directors' Fees and Expenses	4,022
Total Expenses	641,714
Expense Waiver	(10,125)
Net Expenses	$631,589
Net Income (Loss)	$(28,357,756)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/15	$708,053,712
Additions (150,000 Shares)	6,925,619
Withdrawals (3,700,000 Shares)	(165,910,110)
Net Income (Loss)	(28,357,756)

Net Asset Value End of Month	$520,711,465

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612